Exhibit 21.1
Subsidiaries of Live Nation, Inc.

State or Jurisdiction of
Domestic	Incorporation or Organization
3471276 Canada, Inc.	Canada
A.H. Enterprises, Inc.	Massachusetts
Addicted LLC	Delaware
AKG, Inc.	California
American Artists Limited, Inc.	Massachusetts
American Broadway, Inc.	Texas
American Theatre License, LLC	Delaware
Amphitheater Entertainment Partnership	Delaware
Ardee Festivals N.J., Inc.	Delaware
Atlanta Concerts, Inc.	Delaware
Audrey & Jane, Inc.	California
Avalon Acquisition Corp.	Delaware
Avalon/Anaheim Acquisition Corporation, LLC	Delaware
Bayou Place Performance Hall General Partnership	Texas
Beach Concerts, Inc.	New York
BG Presents, Inc.	California
BGE Yuba LLC	Delaware
BGP Acquisition, LLC	Delaware
BGP Denver, Inc.	Delaware
Bill Graham Enterprises, Inc.	California
Bill Graham Presents, Inc.	California
Blues Clues Touring, LLC	Delaware
Boston Opera House Development, LLC	Delaware
Boston Playhouse Realty, Inc.	Massachusetts
Boyd Development, Inc.	Delaware
Boyd Development, LP	Delaware
Boylston Street Theatre Corp.	Massachusetts
Bristow, LLC	Delaware
Broadway Concerts, Inc.	New York
Broadway in Chicago, LLC	Illinois
Broadway Series Associates, Inc.	Indiana
Broadway Series Management Group, Inc.	Ohio
Cat’s-Eye, LLC	Delaware
Live Nation Entertainment Theatrical — LV, LLC	Delaware
Live Nation Access Group, LLC	Delaware
Live Nation Australia, LLC	Delaware
Live Nation Denver, LLC	Delaware
Live Nation Foundation for the Arts	Texas
CCE Tour I (USA), Inc.	Delaware

State or Jurisdiction of
Domestic	Incorporation or Organization
Live Nation/HOB Dallas Concerts, LLC	Delaware
Live Nation/RLE Special Purpose Venture, LLC	Texas
Live Nation-Televisa Music Promotions, LLC	Delaware
CDC Amphitheater/I, Inc.	North Carolina
CDP, Inc.	Maryland
Cellar Door Amphitheater, Inc.	Virginia
Cellar Door Concerts of Florida, Inc.	Florida
Cellar Door Concerts of the Carolinas, Inc.	North Carolina
Cellar Door Holding Company	Delaware
Cellar Door North Central, Inc.	Wisconsin
Cellar Door of North Carolina Limited Partnership	North Carolina
Cellar Door Productions of Michigan, Inc.	Michigan
Cellar Door Productions of Virginia, Inc.	Virginia
Cellar Door Venues, Inc.	Florida
CG Productions, LLC	Delaware
Chastain Ventures JV	Joint Venture (No State)
Chesapeake Concerts, Inc.	Maryland
Chicago Theater Company	Delaware
Chuck Morris Presents, LLC	Colorado
Chuckwho, Inc.	Delaware
Live Nation (Gibraltar) Limited	England/Wales
Live Nation Mexico, LLC	New York
Live Nation Motor Sports-France, LLC	Delaware
Live Nation Motor Sports-Switzerland, LLC	Delaware
Live Nation Television Holdings, Inc.	Delaware
Live Nation-Exhibits, Inc.	Texas
Live Nation Movement, Inc.	Delaware
Col Arts Associates, Inc.	Maryland
Concert Southern Chastain Promotions	Georgia
Concerts, Inc.	Nevada
Conn Ticketing Company	Connecticut
Connecticut Amphitheater Development Corporation	Connecticut
Connecticut Concerts Incorporated	Connecticut
Connecticut Performing Arts Partners	Connecticut
Connecticut Performing Arts, Inc.	Connecticut
Contemporary Concert Productions Incorporated	Missouri
Contemporary Group Acquisition Corp.	Delaware
Contemporary Group, Inc.	Missouri
Contemporary Sports Incorporated	Missouri
Cooley and Conlon Management Co.	Georgia
Deer Creek Amphitheater Concerts, Inc.	Delaware
Deer Creek Amphitheater Concerts, L.P.	Delaware
Delirium Concert, L.P.	Delaware
Delirium General Partner, LLC	Delaware
Delsener/Slater Enterprises, Ltd.	New York
Delsener/Slater Presents, Inc.	Delaware
DLC Corp.	Delaware

State or Jurisdiction of
Domestic	Incorporation or Organization
DLC Funding Corp.	Delaware
Dora Touring, LLC	Delaware
Dumb Deal, Inc.	New York
E.F.C. Tours, Inc.	Pennsylvania
Eagle Eye Entertainment USA Inc.	Delaware
Electric Factory Concerts, Inc.	Pennsylvania
EMI Acquisition Sub, Inc.	Delaware
Entertainment Performing Arts, Inc.	Texas
ESP-Nevada, Inc.	Nevada
Evening Star Productions, Inc.	Arizona
Event Merchandising, Inc.	California
Exit 116 Revisited, Inc.	New Jersey
Field Consulting LLC	Delaware
Fillmore Corporation	Delaware
Fillmore Fingers, Inc.	California
Fillmore Theatrical Services, Inc.	California
Fosse NY LLC	Delaware
Fosse Touring LLC	Delaware
Fury Advertising, Inc.	DC
G.A.M.E., LLC	Delaware
Germain Amphitheater	Delaware
Graham/Gund Partners	Gen’l Partnership (No State)
Greater Detroit Theatres, Inc.	New Jersey
GSAC Partners	Delaware
Haymon Holdings, Inc.	Delaware
Hedwig Productions LLC	Delaware
Henry Cardenas & Associates, Inc.	Illinois
High Cotton, Inc.	Georgia
Historic Theatre Group, LLC	Delaware
HOB Concerts/PACE Amphitheatres Group Limited Partnership	Delaware
ICON Doll Touring, LLC	Delaware
In House Tickets, Inc.	New York
InstantLive, LLC	Massachusetts
International Hot Rod Association, L.L.C.	Texas
Irvine Meadows Amphitheater	California
Irving Plaza Concerts, Inc.	Delaware
J&H Touring Company Limited Partnership (The)	Texas
JJB & DHW, Inc.	District of Columbia
JJJ Amphitheater Limited Partnership	Virginia
Journal Pavilion	New Mexico
Jujamcyn Productions Company, LLC	Minnesota
KSE-CCE Promotions, LLC	Colorado
Lake Front Operators, LLC	Delaware
Listen Live, LLC	Delaware
LRW Theatre Corp.	California
LV Theatrical Group, Inc	Delaware
Magicworks Concerts, Inc.	Florida

State or Jurisdiction of
Domestic	Incorporation or Organization
Matters of The Heart, LLC	Delaware
Mediaright Communications, Inc.	Arizona
Michigan Licenses, LLC	Delaware
Murat Center Concerts, Inc.	Delaware
Murat Center Concerts, L.P.	Delaware
Musical Rights, Inc.	Delaware
NBC-CC Ventures, LLC	Delaware
Ned Prop Joint Venture	Illinois
NEJA Group, L.L.C.	Delaware
Networks Presentations International Limited (JV)	England/Wales
Networks Presentations, LLC	Texas
New Avalon, Inc.	California
New Era Promotions, Inc.	Alabama
New Urban Entertainment, LLC	Delaware
New York Metro Concerts, LLC	Delaware
New York Theater Company	Delaware
NEXT Ticketing, LLC	Delaware
NOC, Inc.	Connecticut
Northeast Ticketing Company	Connecticut
NOTWORKS Touring, LLC	Delaware
NTC Holdings, Inc.	New Jersey
Oakdale Theater Concerts, Inc.	Delaware
Odeon, LLC	Delaware
Ohio Arena Partners, LLC	Ohio
PACE AEP Acquisition, Inc.	Texas
PACE Amphitheatres, Inc.	Texas
PACE Concerts GP, Inc.	Texas
PACE Concerts, Ltd.	TX
PACE Entertainment Corporation	Texas
PACE Entertainment Group, Ltd.	Texas
Pace Events, Inc.	Delaware
PACE Music Group, Inc.	Texas
PACE Theatrical Group, Inc.	Texas
Palace Theatre Operating Group, LLC	Delaware
Pavilion Partners	Delaware
PCMT, Inc.	Illinois
PEC, Inc.	Nevada
Performing Arts Management of North Miami, Inc.	Florida
Pier 6 Concert Pavilion Partners, LLC	Maryland
Plaza Mexico, Inc.	Illinois
Pointstar Limited (25%)	England/Wales
Portland Pavilion LLC	Delaware
Proserv, LLC	Delaware
PTG-Florida, Inc.	Florida
PTG-Florida, Inc./BSMG Joint Venture	Joint Venture (No State)
Pure Cotton, Inc.	Georgia
QBQ Entertainment, Inc.	Delaware

State or Jurisdiction of
Domestic	Incorporation or Organization
QN Corp.	Connecticut
Ragtime NY LLC	Delaware
Rainbow Concert Productions, Inc.	New Jersey
Rhyme Time LLC	Delaware
Ritual, Inc.	Michigan
Ritual-Minnesota, LLC	Delaware
Roadrunner Staging, Inc.	Arizona
Rosemont Consulting, Inc.	Delaware
RZO Tours, Inc.	New Jersey
Scottish Play, LLC	Delaware
Selma Amphitheater, LLC	Delaware
SFX Arena Management, LLC	Ohio
SFX Arena Ventures, Inc.	Delaware
SFX Baseball Group, LLC	Delaware
SFX Basketball Group, LLC	Delaware
SFX Bogart, LLC	Delaware
SFX Broadway, Inc.	Delaware
SFX Chicago, Inc.	Delaware
SFX Cincinnati, LLC	Michigan
SFX Club Management, LLC	Ohio
SFX Concerts of the Midwest, Inc.	Delaware
SFX Concerts, Inc.	Delaware
SFX Electric Factory, Inc.	Delaware
SFX Entertainment, Inc.	Delaware
SFX Family Entertainment of New Jersey, Inc.	Delaware
SFX Family Entertainment Operations, Inc.	Delaware
SFX Family Entertainment, Inc.	Delaware
SFX Family Holdings, Inc.	Delaware
SFX Festivals, Inc.	Michigan
SFX Financial Advisory Management Enterprises, Inc.	Delaware
SFX Golf Events, LLC	Delaware
SFX Interactive, Inc.	Delaware
SFX Internet Seller, Inc.	Delaware
SFX Las Vegas, Inc.	Delaware
SFX Marketing, Inc.	Delaware
SFX Media Group, LLC	Delaware
SFX Media Marketing, Inc.	Delaware
SFX Motor Sports, Inc.	Texas
SFX Multimedia Group, LLC	Delaware
SFX Music Cleveland, LLC	Delaware
SFX Music Group, Inc.	Delaware
SFX Odeon License, LLC	Delaware
SFX of New Mexico, LLC	New Mexico
SFX Orbitz License, LLC	Delaware
SFX Post The Winners, LLC	Delaware
SFX Productions and Publishing, Inc.	Delaware
SFX Radio Network, Inc.	Pennsylvania

State or Jurisdiction of
Domestic	Incorporation or Organization
SFX Realty Company of Illinois, Inc.	Illinois
SFX Record Investments, Inc.	Delaware
SFX Rights, LLC	Delaware
SFX Saratoga Concerts, LLC	Delaware
SFX Shared Services, Inc.	Delaware
SFX Sports Group, Inc.	Delaware
SFX Sports Group, LLC	Delaware
SFX Sports Holdings, Inc.	Delaware
SFX Theatrical Group, Inc.	Delaware
SFX Theatrical Merchandising, Inc.	Delaware
SFX Tour I (USA), Inc.	Delaware
SFX Tour II (USA), Inc.	Delaware
SFX Touring, Inc.	Delaware
SFX Transportation, Inc.	Delaware
SFX TV Residuals, Inc.	Delaware
SFX Ventures, Inc.	Delaware
SFX.com Incorporated	Delaware
SFX/NEDCO, Inc.	Delaware
SFX-FE Touring Artists Group, Inc.	Delaware
SFX-FEI (Germany), Inc.	Delaware
Shelli Meadows, Inc.	California
Shoreline Amphitheater Partners	California
Shoreline Amphitheater, Ltd.	California
SM/PACE, Inc.	Texas
Sound Investors Amphitheater	Florida
Sound Investors, LLC	Delaware
Southeast Ticketing Company	Connecticut
Southern Promotions, Inc.	Georgia
Speaker Series, LLC	Delaware
Sports & Entertainment Media Services, Inc.	Illinois
Sunshine Concerts, L.L.C.	Delaware
Sunshine Designs, Inc.	Delaware
Sunshine Designs, L.P.	Delaware
Suntex Acquisition, Inc.	Delaware
Suntex Acquisition, L.P.	Delaware
TBA Media, Inc.	California
TCN Theater Group, Inc.	Delaware
Texas Tarps	Texas
The Album Network, Inc.	California
The Area Festival, LLC	Delaware
The Boathouse Food Service Company, Inc.	Virginia
The Booking Group L.L.C.	New York
The Entertainment Group, Inc.	Illinois
The Horton Company Limited Partnership	New York
The Jekyll Company Limited Partnership	New York
The Seven Hundred Sundays Company	New York
The Shaggy Company, LLC	Delaware

State or Jurisdiction of
Domestic	Incorporation or Organization
The Short Project, LLC	Delaware
The SuCCEss Company Limited Partnership	New York
The Tallulah Company	New York
The Wedding Tour Company	New York
Theatre League of Philadelphia	Pennsylvania
Theatre Magazine, LLC	Delaware
Theatre Management Group – Canada, Inc.	Delaware
Theatre Management Group – Chicago, L.L.C.	Delaware
Theatre Management Group – Maryland, LLC	Texas
Theatre Management Group – New York, L.L.C.	Delaware
Theatre Management Group Boston, LLC	Delaware
Theatre Management Group, Inc.	Texas
Theatrical Services, L.L.C.	Delaware
TMG Hippodrome, LLC	Delaware
TNA (USA) Inc.	Delaware
TNA Tour M3 (USA), Inc.	Delaware
TNA Tour I (USA) Inc.	Delaware
TNA Tour II (USA) Inc.	Delaware
Tollin/Robbins Management, LLC	California
Tollin/Robbins Productions	Gen’l Partnership (No State)
Tremont Street Theatre Corporation II, Inc.	Massachusetts
Universal/PACE Amphitheatres Group, L.P.	Delaware
Urban Broadway Series, L.L.C.	Delaware
Urban Entertainment, L.L.C.	Delaware
VGL Properties, LLC	Delaware
Vivelo, Inc.	Illinois
West 42nd Street Music, LLC	Delaware
West Coast Amphitheater Corp.	California
Westbury Music Fair, L.L.C.	Delaware
Wiltern Renaissance LLC	Delaware

Jurisdiction of
International	Incorporation or Organization
Live Nation European Holdings BV (fka-Clear Channel International Radio Holdings Bv)	Netherlands
SFX Sports Group Pty Limited (Australia)	Australia
SFX Sports Golf (Australia) Pty Ltd. (fka — Tony Roosenburg Productions Pty Ltd)	Australia
Live Nation Belgium Holdings BVBA	Belgium
Live Nation BVBA (fka — Make It Happen Nv)	Belgium
Events Management & Consulting Nv	Belgium
Live Nation Festivals NV (fka — Stageco Products N.V.)	Belgium
On Line Entertainment Management N.V.	Belgium
Belgian Concerts Sprl	Belgium
International Music Limited (fka — Tna International Ltd.)	Bermuda

Jurisdiction of
International	Incorporation or Organization
International Music Tour I Limited (fka — Tna Tour I Limited Bermuda)	Bermuda
International Music Tour Ii Limited (fka — Tna Tour Ii Limited Bermuda)	Bermuda
SFX Entertainment Of Brazil Ltda.	Brazil
Toronto Theatre Ltd	Canada
Phantom Touring Ltd	Canada
Eagle Eye Entertainment	Canada
TNA International Ltd.	Canada
CCE Touring (Canada) Inc. (fka — SFX Touring Canada Inc. (1392044 Ontario Inc.)	Canada
SFX/Core Inc.	Canada
SFX Events Partnership	Canada
Theatre Management Group — Toronto Corporation	Canada
3471276 Canada, Inc.	Canada
2037004 Ontario Limited	Canada
1283220 Ontario Inc.	Canada
Interkoncerts Culture And Sports Group Sro	Czech Republic
Clear Channel Entertainment Germany Gmbh	Germany
Marek Lieberberg Konzertagentur Holding Gmbh	Germany
Dkb Management Holding Aps	Denmark
Dkb Management Aps	Denmark
Dkb Motor (fka — Dkb Concert Promotions Aps)	Denmark
SFX Espectaculos, S.L.	Spain
Ema Telstar Oy	Finland
Welldone Agency & Promotion Oy	Finland
Welldone Productions Oy	Finland
Welldone Lr Oy	Finland
Welldone Concerts Oy	Finland
Lcb France	France
SFX Family Entertainment Asia Limited	Hong Kong
Multimedia Harmony Kft	Hungary
Music Multimedia Kft	Hungary
Point Exhibition Co. Ltd.	Ireland
Point Promotions Ltd.	Ireland
Point Presentations Ltd.	Ireland
Live Nation Ireland Holdings Limited	Ireland
Live Nation Italia srl	Italy
Friends & Partners Italia	Italy
The Entertainment Group Sa De Cv	Mexico
SFX Family Entertainment Sa De Cv	Mexico
Live Nation CP II BV	Netherlands
Live Nation Global Holdings BV	Netherlands
Live Nation International Holdings BV (fka — SFX Netherlands Holding, B.V.)	Netherlands
Live Nation Netherlands Holdings BV (fka — SFX Netherlands B.V.)	Netherlands
Mojo Works B.V.	Netherlands
Mojo Concerts B.V.	Netherlands

Jurisdiction of
International	Incorporation or Organization
Vof Agents Afterall	Netherlands
De Nationale Theaterkassa B.V.	Netherlands
The Security Company Utrecht Holland Holding B.V.	Netherlands
The Event Support Company B.V.	Netherlands
Straight International Security B.V.	Netherlands
North Sea Jazz South Africa Bv	Netherlands
Festival Management Bv	Netherlands
Mojo Esp Cv (fka -?- Capetown Events Cv)	Netherlands
Mojo Theater B.V.	Netherlands
Anti-Concerts Investments N.V.	Netherlands
Anti-Concerts Holding B.V.	Netherlands
Anti-Concerts B.V.	Netherlands
Mail 2 Me Vof	Netherlands
Gunnar Eide Concerts As	Norway
Odyssey Spolka Zo.O.	Poland
Ema Holdings Ab	Sweden
Ema Telstar Gruppen Ab	Sweden
Ema Telstar Ab	Sweden
Moondog Entertainment Ab	Sweden
Lugerinc Ab	Sweden
Cirkus Arena & Restaurang Pa D. Ab	Sweden
Forvaltningsbolaget Cirkus Pa K.D. Hb	Sweden
Ema Telstar Management Ab	Sweden
Eventum Ab	Sweden
Live Nation UK Holdings Limited (fka — SFX Uk Holdings Ltd.)	United Kingdom
Midland Concerts Promotions Group Ltd.	United Kingdom
Live Nation (Music) UK Limited (fka — Mcp Promotions Limited)	United Kingdom
Donington Park Leisure Limited	United Kingdom
Touring Design Limited (fka — Venue And Event Management)	United Kingdom
Publicitywise Limited	United Kingdom
Northcane Limited	United Kingdom
Apollo Leisure Group Ltd.	United Kingdom
Apollo Dominion Investments Ltd.	United Kingdom
Nederlander Dominion Ltd.	United Kingdom
Live Nation (Venues) UK Limited (fka-Apollo Leisure (Uk) Ltd.)	United Kingdom
Barry Clayman Corporation Ltd.	United Kingdom
Bescot Enterprises Limited	United Kingdom
Cardiff International Arena Limited	United Kingdom
Live Nation (Theatrical) UK Limited (fka David Ian Productions (Dip))	United Kingdom
Fanbase Co.UK Limited	United Kingdom
The King & I Management UK Ltd	United Kingdom
Tony Stephens Associates Limited	United Kingdom
Park Associates Limited	United Kingdom
Pointstar Limited (25%)	United Kingdom

Jurisdiction of
International	Incorporation or Organization
Sensible Events Limited	United Kingdom
The Security Company (Uk) Holdings Ltd	United Kingdom
Showsec Holdings Ltd	United Kingdom
Showsec International Ltd	United Kingdom
SFX Sports Group (Europe) Ltd.	United Kingdom
Gricind Limited	United Kingdom
International Talent Booking Ltd	United Kingdom
Uk Sx Limited (fka — Planit Promotions)	United Kingdom
Live Nation Enterprise Limited	United Kingdom
Live Nation (Ireland) Limited	United Kingdom
Showsec Special Events Limited	United Kingdom
Broadway Uk Limited	United Kingdom
Live Nation Facilitation Limited	United Kingdom
Network Presentations International Limited (fka - Networks (Uk))	United Kingdom
The Three Mad Monkeys Limited	United Kingdom

Producciones Artisticas Inchicos Sl	Spain
We Will Rock You Spain Sl	Spain
Concierto Latino Sl	Spain
Spiderman Live Sl	Spain
Teatro Mayor De Madrid 2003 Sl	Spain
Ent1	Netherlands
Ent2	Netherlands
Scg (Players) Limited	United Kingdom
Hamsard 2786 Ltd.	United Kingdom
Mean Fiddler Music Group Plc	United Kingdom
Annestown Limited	United Kingdom
Mean Fiddler Holdings Limited	United Kingdom
Union-Undeb Ltd.	United Kingdom
Mean Fiddler Ticketing Ltd	United Kingdom
Mean Fiddler Events Limited	United Kingdom
Finlaw 279 Ltd.	United Kingdom
Finlaw 271 Ltd	United Kingdom
Reading Festival Ltd.	United Kingdom
The Forum Club Ltd	United Kingdom
Rangepost Ltd	United Kingdom
Sidezone Ltd	United Kingdom
Astoria Limited	United Kingdom
Astoria Venues Ltd.	United Kingdom
Mf Clubs & Live Ltd.	United Kingdom
Mf Management Limited	United Kingdom
Mean Fiddler Festivals Limited	United Kingdom
Mean Fiddler Live Limited	United Kingdom
Mean Fiddler Media Ltd.	United Kingdom
Manto Soho Ltd.	United Kingdom
MeanFiddler.com Ltd (formerly known as Elfcrown Ltd.)	United Kingdom

Jurisdiction of
International	Incorporation or Organization
Adventure Sport Events Ltd.	United Kingdom
Homelands Festival Ltd.	United Kingdom
Windfield Promotions Ltd.	United Kingdom
Glastonbury Festival 2005 Ltd.	United Kingdom
Subterrania Limited	United Kingdom
Mfmp Festival & Events Gmbh	United Kingdom
Mean Fiddler Spain Sl	Spain
Live Nation Limited	Hong Kong
Clear Channel Sports And Entertainment Management Consulting (Shanghai) Co., Ltd.	China
Entertainment Cv	Netherlands
Ent Holdings CV	Netherlands
Outdoor Exchange BV	Netherlands